Fees Summary	Jul. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	93,073.78
Total Transaction Valuation	607,928,005.00
Total Offset Amount	0.00
Net Fee	$ 93,073.78